UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 2, 2008 (December 28, 2007)
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01 — Other Events.
Item 9.01 — Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-4.1
EX-10.1
EX-10.2(A)
EX-10.2(B)

Item 1.01 — Entry into a Material Definitive Agreement.
     and
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On December 28, 2007, The Park National Bank (“PNB”), a wholly-owned national bank subsidiary of Park National Corporation (the “Registrant”), entered into a Subordinated Debenture Purchase Agreement dated as of December 28, 2007 (the “Purchase Agreement”) between PNB, as the “Borrower,” and USB Capital Funding Corp. (“USB Capital Funding”), as the “Lender.” Under the terms of the Purchase Agreement, USB Capital Funding purchased from PNB a Subordinated Debenture, dated December 28, 2007 (the “Subordinated Debenture”), in the principal amount of $25,000,000, which will mature on December 29, 2017. The subordinated debt evidenced by the Subordinated Debenture is intended to qualify as Tier 2 capital under the applicable rules and regulations of the Office of the Comptroller of the Currency of the United States of America (the “OCC”).
     The following description of the Subordinated Debenture and the Purchase Agreement is qualified in its entirety by reference to the Subordinated Debenture and the Purchase Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 10.1, respectively, and are incorporated herein by this reference.
     Security for the Subordinated Debenture. The Subordinated Debenture is not secured by any assets of PNB.
     Interest. Interest on the Subordinated Debenture is payable, in accordance with the terms of the Purchase Agreement and the Subordinated Debenture, at a rate per annum equal to the sum of (a) the floating three-month LIBO Rate (as defined in the Purchase Agreement) plus (b) 200 basis points. Interest is payable by PNB in arrears on the last day of each three-month LIBOR Period (as defined in the Purchase Agreement). As of the date of the Purchase Agreement and the Subordinated Debenture (December 28, 2007), the Subordinated Debenture will bear interest at a per annum rate equal to 6.72875%.
     Prepayments. The Subordinated Debenture may not be prepaid by PNB in any amount or at any time prior to December 28, 2012. From and after December 28, 2012, PNB may prepay, without penalty, all or a portion of the principal amount outstanding under the Subordinated Debenture in a minimum aggregate amount of $5,000,000 or any larger integral multiple of $5,000,000 by paying the principal amount to be prepaid, together with unpaid accrued interest thereon to the date of prepayment, subject to any requirement under the regulations of the OCC to obtain prior OCC approval before making any prepayment.
     Representations and Warranties; Covenants; Events of Default. The terms of the Purchase Agreement and the Subordinated Debenture include customary representations and warranties, customary covenants and customary events of default. If an event of default occurs (other than with respect to (a) any failure by PNB to maintain sufficient capital to be classified as “well capitalized”

in accordance with the rules and regulations of PNB’s primary federal regulator or (b) any event of default arising solely as a result of any action or inaction of any subsidiary of PNB, USB Capital Funding may declare the Subordinated Debenture immediately due and payable, whereupon, subject to prior OCC approval, if required, the Subordinated Debenture will immediately become due and payable. If PNB receives a written notification from the OCC that the Subordinated Debenture no longer constitutes Tier 2 capital of PNB and if thereafter an event of default occurs, USB Capital Funding may declare the Subordinated Debenture immediately due and payable, whereupon the Subordinated Debenture will become immediately due and payable. In addition, after an event of default has occurred, whether or not USB Capital Funding elects to accelerate the maturity of the Subordinated Debenture because of such event of default, the principal balance of the Subordinated Debenture then outstanding and, to the extent permitted by applicable law, any interest payments not paid within five days after they become due, will bear interest payable upon demand at a rate which is 3% per annum in excess of the rate of interest otherwise payable under the terms of the Purchase Agreement and the Subordinated Debenture.
     Use of Proceeds. PNB will use the proceeds of the Subordinated Debenture (a) to repay outstanding indebtedness to the Registrant in the principal amount of $20,000,000, plus accrued but unpaid interest in the aggregate amount of $43,150.69, which was consummated on December 28, 2007; and (b) for general corporate purposes.
Item 8.01 — Other Events.
     Effective as of December 28, 2007, the Split-Dollar Agreements [Director Version] (the “Original Split-Dollar Agreements”) between (a) one of the Registrant’s bank subsidiaries (PNB, The First-Knox National Bank of Mount Vernon or The Richland Trust Company) and (b) those directors of the Registrant who are not or have not been executive officers of the Registrant or one of the Registrant’s subsidiaries (with the exception of Nicholas L. Berning) in their respective capacities as a director of a bank subsidiary of the Registrant (each, a “Non-Employee Director”), were amended and restated (such amended and restated Split-Dollar Agreements are referred to as the “New Split-Dollar Agreements”). The New Split-Dollar Agreements are intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), and all Internal Revenue Service rulings, Treasury regulations or other pronouncements or guidance implementing or interpreting Section 409A’s provisions, as applicable.
     Under the terms of the New Split-Dollar Agreements, the bank subsidiary for which each Non-Employee Director also serves as a director owns the life insurance policy (the “Policy”) to which the New Split-Dollar Agreement relates. Each Non-Employee Director (other than Mr. Berning) has the right to designate the beneficiary(ies) to whom a portion of the death proceeds of the Policy are to be paid in accordance with the terms of the New Split-Dollar Agreement. Upon the death of a Non-Employee Director, his or her beneficiary(ies) will be entitled to an amount equal to the lesser of (i) $100,000 or (ii) 100% of the difference between the total death proceeds under the Policy and the cash surrender value of the Policy (such difference being referred to as the “Net at Risk Amount”). In no event will the amount payable to a Non-Employee Director’s beneficiary(ies) exceed the Net at Risk Amount in the Policy as of the date of the Non-Employee Director’s death. The applicable bank subsidiary of the Registrant will be entitled to any death proceeds payable under the Policy remaining after payment to the Non-Employee Director’s beneficiary(ies).

     The foregoing description of the New Split-Dollar Agreements is qualified in its entirety by reference to (a) the form of Split-Dollar Agreement, made and entered into effective as of December 28, 2007, between one of the Registrant’s bank subsidiaries (PNB, The First-Knox National Bank of Mount Vernon or The Richland Trust Company) and a Non-Employee Director (the “New Split-Dollar Agreement”), a copy of which form of New Split-Dollar Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2(a); and (b) the Schedule identifying Split-Dollar Agreements entered into by Non-Employee Directors of Park National Corporation and The Park National Bank, The Richland Trust Company or The First-Knox National Bank of Mount Vernon as identified in such Schedule, which Split-Dollar Agreements are identical to the form of New Split-Dollar Agreement, a copy of which Schedule is filed with this Current Report on Form 8-K as Exhibit 10.2(b).
Item 9.01 — Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Subordinated Debenture, dated December 28, 2007, in the principal amount of $25,000,000, issued by The Park National Bank to USB Capital Funding Corp. [filed herewith]

10.1	Subordinated Debenture Purchase Agreement, dated as of December 28, 2007, between The Park National Bank, as “Borrower,” and USB Capital Funding Corp., as “Lender” [filed herewith]

10.2(a)	Form of Split-Dollar Agreement, made and entered into effective as of December 28, 2007, between one of the bank subsidiaries of Park National Corporation (The Park National Bank, The First-Knox National Bank of Mount Vernon or The Richland Trust Company) and a Non-Employee Director of Park National Corporation (the “New Split-Dollar Agreement”) [filed herewith]

Exhibit No.	Description

10.2(b)	Schedule identifying Split-Dollar Agreements entered into by Non-Employee Directors of Park National Corporation and The Park National Bank, The Richland Trust Company or The First-Knox National Bank of Mount Vernon as identified in such Schedule, which Split-Dollar Agreements are identical to the form of New Split-Dollar Agreement [filed herewith]
[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: January 2, 2008	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 2, 2008
Park National Corporation

Exhibit No.	Description

4.1	Subordinated Debenture, dated December 28, 2007, in the principal amount of $25,000,000, issued by The Park National Bank to USB Capital Funding Corp. [filed herewith]

10.1	Subordinated Debenture Purchase Agreement, dated as of December 28, 2007, between The Park National Bank, as “Borrower,” and USB Capital Funding Corp., as “Lender” [filed herewith]

10.2(a)	Form of Split-Dollar Agreement, made and entered into effective as of December 28, 2007, between one of the bank subsidiaries of Park National Corporation (The Park National Bank, The First-Knox National Bank of Mount Vernon or The Richland Trust Company) and a Non-Employee Director of Park National Corporation (the “New Split-Dollar Agreement”) [filed herwith]

10.2(b)	Schedule identifying Split-Dollar Agreements entered into by Non-Employee Directors of Park National Corporation and The Park National Bank, The Richland Trust Company or The First-Knox National Bank of Mount Vernon as identified in such Schedule, which Split-Dollar Agreements are identical to the form of New Split-Dollar Agreement [filed herewith]